BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
SHAREHOLDERS' EQUITY
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	90,000,000	90,000,000
Common Stock, shares issued (in shares)	52,915,639	47,303,394
Common Stock, shares outstanding (in shares)	52,915,639	47,303,394